Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

RUBICON TECHNOLOGY, INC. SUPPLY AGREEMENT

This Master Purchase Agreement is made and entered into as of this third day of February, 2012 (“Effective Date”) by and between LG Innotek Co., Ltd., a corporation duly organized and existing under the laws of the Republic of Korea and having its principal place of business at 541, Namdaemunro5-ga, Jung-gu, Seoul, Korea (hereinafter referred to as “LGIT”) and Rubicon Technology, Inc., a corporation duly organized and existing under the laws of Illinois, USA and having its principal place of business at 900 East Green Street, Bensenville, Illinois 60106 USA (hereinafter referred to as “Seller”)

In consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto agree that Seller will supply the Products (as defined) to LGIT under the following terms and conditions:

ARTICLE 1. DEFINITIONS

1.1 Definitions

In addition to such capitalized terms that are defined elsewhere in this Agreement, when used herein the following terms shall have the respective meanings ascribed to them in this Article 1.

Agreement: this Master Purchase Agreement and any Schedules and/or Attachments between LGIT and the Seller.

Contract: Order and the Seller’s acceptance of Order.

Order: LGIT’s written instruction to supply the Products.

Products: the products stipulated in Schedule A: Products.

ARTICLE 2. SCOPE

2.1 Purchase and sale of Products

During the term and subject to the terms and conditions of this Agreement, LGIT shall purchase from the Seller, and the Seller shall sell to LGIT the Products. The total quantities of the Products to be purchased by LGIT and supplied by the Seller during the term of this Agreement shall be specified in the Schedule A.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

2.2 Exclusion

All purchases for Products placed by LGIT under this Agreement shall be governed by the terms and conditions of this Agreement and the Contracts to the entire exclusion of all other terms or conditions. No terms or condition endorsed upon, delivered with or contained in the Seller’s quotation, acknowledgement or acceptance of an Order or similar document shall form part of the Contract, and each of the Seller and LGIT waives any right which it otherwise might have to rely on such terms and conditions. These conditions apply to all LGIT’s purchases and any variation to these conditions shall have no effect unless expressly agreed in writing by LGIT and the Seller.

ARTICLE 3. PRODUCTS

3.1 Products

The Products to be purchased by LGIT and supplied by Seller under this Agreement shall be set forth in the Schedule A.

3.2 Change to the Products

The Seller shall not make changes to the form, appearance or function of the Products or changes to the processes, bills of materials, design, tools, or locations used to manufacture, assemble, or package the Products without LGIT’s prior written approval. LGIT may request additional time to complete qualification of a proposed change, and the Seller must allow for this contingency in its change implementation timing. The Seller will provide LGIT a minimum of Four (4) months prior written notice of any intent to change: (i) the design, content, form, fit, or function of any Product; (ii) the location of manufacture, assembly, or packaging of the Product; or (iii) the part number(s) of any Product. Backward compatibility

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

to the Product as it existed immediately prior to the proposed change is required unless agreed otherwise. LGIT will respond to each Product Change Notice (“PCN”) within ninety (90) days after Seller’s delivery to LGIT of Seller’s notice of intent to change the Product. If LGIT provides written acceptance, the Seller may make the requested change(s) and begin to ship modified Products once they have been qualified. If LGIT rejects the change(s) or does not provide written acceptance within ninety (90) days of delivery of the notice, Seller may not make the change. If Seller does not follow the product change process set forth in this Section 3.2, then such failure will constitute a material breach of this Agreement.

ARTICLE 4. ORDER AND ACCEPTANCE

4.1 Order

LGIT shall, in accordance with this Agreement, order the Products during the term of this Agreement by the issuance of an Order, which Order must be issued no less than thirty (30) days prior to the date on which the Products contemplated by the Order are scheduled to be shipped. For each month, the total quantities of all Products contemplated by all Orders issued by LGIT during such month must exactly equal the quantity of Products listed under such month in Schedule A. If no Order is issued for a particular month, Seller shall supply, and LGIT shall purchase, the Products in accordance with the schedule and terms set forth in Schedule A. The terms of each Order must be consistent with, and may not modify, any of the terms of this Agreement. In the event of a conflict between an Order and the terms of this Agreement, the terms of this Agreement will control.

4.2 Acceptance

Subject to Section 4.1, an Order shall be considered accepted by the Seller by one of the following means: (i) issuance of an acceptance; or (ii) failure to reject an Order within three (3) working days from the receipt. Unless an Order does not conform to the requirements of this Agreement, the Seller must accept such Order.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

ARTICLE 5. DELIVERY

5.1 Contractual term of delivery

The Seller understands that time is of the essence to timely deliver all Products in accordance with the terms of the Contract. Unless otherwise agreed in the Contract, shipment of Products sold hereunder will be CIP Korea (Inchon Air port) according to Incoterms 2010. Unless otherwise agreed in the Contract, trans-shipment and partial shipment are not allowed.

5.2 Date of delivery

Unless otherwise agreed in the Contract, delivery shall take place within thirty (30) days of issuance of Order.

5.3 Invoice

The Seller shall invoice LGIT upon, but separately from, dispatch of Products to LGIT.

5.4 Delivery note

The Seller shall ensure that each delivery is accompanied by a delivery note which shows, inter alia, Order number, date of Order, number of packages and contents and, in the case of part delivery, the outstanding balance remaining to be delivered.

5.5 Packing

The Products will be packaged in the following manner: (i) consistent with industry standards; (ii) consistent with LGIT’s requirements regarding the packaging’s form and content, as those requirements may be provided to the Seller from time to time; and (iii) in a manner that adequately protects the Products from deterioration and physical damage and ensures the safe arrival of Products to LGIT. If the Seller requires LGIT to return any packaging material to the Seller, that fact must be clearly stated on any delivery note delivered to LGIT and any such packaging material shall only be returned to Seller at the cost of Seller.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

5.6 Excess in quantity

If the Products are delivered to LGIT in excess of the quantities ordered, LGIT shall not be bound for the excess and any excess shall be and shall remain at the Seller’s risk and shall be returnable at the Seller’s expense.

5.7 Title and risk

Title to Products shall pass from the Seller to LGIT at the time of delivery provided, however, that if the payment for Products is made prior to delivery, then the title shall pass to LGIT when the full payment has been made. The Seller warrants to LGIT that there is no restriction on or impediment against the passing of the title to the Products to LGIT. Risk to the Products shall pass from the Seller to LGIT at the time of delivery.

5.8 Late delivery

The Seller shall deliver Products to LGIT on the agreed delivery date as set forth in the Contract. If the Seller fails to deliver Products by the fifth (5th) day after the agreed delivery date, as set forth in the Contract, due to any reasons attributable to the Seller, the Seller shall be obliged to pay LGIT liquidated damages at a rate of 0.05% per day of the total value of Products from such fifth (5th) day to the actual delivery date. If the delivery of the Products delay for a period of more than fourteen (14) days from the agreed delivery date, without prejudice to any other rights which it may have, LGIT reserves the right, upon notice to the Seller, to:

(a)	terminate the Contract or this Agreement;

(b)	refuse to accept any subsequent delivery of the delayed Products that the Seller attempts to make, and withhold any subsequent payment for such delayed Products until such time as they may be accepted by LGIT

(c)	recover from the Seller any expenditure reasonably incurred by LGIT in obtaining the delayed Products in substitution from other sellers; and/or

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

(d)	claim direct, compensatory damages for any reasonable additional costs, loss or expense incurred by LGIT which are directly attributable to the Seller’s failure to deliver the Products on the due date.

For the avoidance of doubt, if a Product is delivered on the agreed delivery date but is defective or otherwise non-conforming, without limiting any of LGIT’s rights and remedies accruing as a result of the fact that such Product is defective or non-conforming, such Product will not be considered late under this Section 5.8, provided however that if the Seller fails to cure and deliver such delivered but defective or non-conforming Products within thirty (30) days of LGIT’s notice, LGIT may terminate this Agreement and/or the Contract.

5.9 Calculation

The quantities of the Products ordered but cancelled by LGIT due to the delivery delay shall be deemed to have been purchased by LGIT in calculating the sale and purchase volume requirements specified in the Schedule A.

5.10 Return Material Authorization (RMA) Process

In accordance with Section 7.1 below, LGIT will have a reasonable opportunity to inspect the Products and will provide the Seller with evidence data of non-conforming Products. The Seller promptly will issue a return material authorization (“RMA”) to LGIT for the lot of the non-conforming Products permitted to be returned pursuant to Section 7.1 below. Title to Products designated for return by LGIT will revert to the Seller. If the Seller does not issue a RMA within three (3) working days of LGIT’s notice, LGIT may return the lot of nonconforming Products. The Seller promptly will evaluate the Products to determine nonconformance and its root cause, and will provide LGIT with an analysis of the non-conforming Products. The return of non-conforming Products will not affect LGIT’s other rights and remedies under this Agreement or applicable law, including, without limitation, the right to reject or revoke acceptance of non-conforming Products. The Seller will pay all freight expenses for non-conforming Products.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

ARTICLE 6. PRICE AND PAYMENT

6.1 Price

Unless otherwise agreed in the Contract, the price of the Product shall be as specified in the Schedule A.

6.2 Payment

Unless otherwise agreed in the Contract, LGIT’s payment terms will be ninety (90) days from the end of the month when (i) the Products are delivered and (ii) the invoice is issued, by telegraphic transfer. The invoice date will not be earlier than the delivery date of Products invoiced.

6.3 [***]

ARTICLE 7. INSPECTION, WARRANTY AND QUALITY

7.1 Inspection

The Seller shall carry out its out-going quality inspection on the Product according to the Quality Criteria (as defined below) and provide LGIT with the qualified Product. The Seller shall submit to LGIT the quality records of every shipment. Within thirty (30) days after the receipt of Products, LGIT shall, or cause its qualified agent to, inspect the Products at its own cost. LGIT’s incoming quality inspection will be done by attribute sampling method using [***] (i) [***] with respect to physical (measurement) inspection items and (ii) [***] with respect to appearance inspection items based on the specification and the quality and inspection criteria which are specified in the Attachment A of the Schedule A (hereinafter collectively referred to as “Quality Criteria”). LGIT shall immediately notify the Seller if, during the incoming quality inspection, LGIT reasonably finds that any of the Products is not in compliance with the Quality Criteria. In such case, LGIT shall have the right to return any

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

and all lot containing a non-conforming Product. LGIT will put into the production line the Products only in the lot passed in LGIT’s incoming quality inspection. If any non-conforming or defective Product based on the Quality Criteria is found by the end of PSS process stage in LGIT’s production line, Seller shall at its own expenses replace the non-conforming or defective Products with the conforming or non-defective Products at a replacement ratio of [***] within one (1) month of the return. For any permitted returns made by LGIT under this Agreement, before returning such Products to Seller for the replacement, LGIT shall clean and remove all PR coating from the Products. All claims for errors, damages, defects, shortages and non-conformities in any shipment of Products discovered by the incoming quality inspection shall be made in writing to the Seller and be dispatched by LGIT with full particulars within thirty (30) days after the receipt of the Products. Failure to make such claim within such period shall constitute acceptance of the shipment, provided however, that any such acceptance will in no event limit, modify, waive or otherwise restrict LGIT’s rights under the terms, including without limitation the warranty provisions, of this Agreement. The Seller shall provide LGIT with an initial response (root cause analysis) and an improvement plan within five (5) working days and a final root cause analysis, an improvement plan and a recurrence prevention plan within thirty (30) calendar days, after the Seller receives such claim from LGIT. If the Seller does not provide LGIT with those analysis and/or plans or perform any action based on those plans within the above periods, such failure will constitute a material breach of this Agreement and LGIT may terminate this Agreement and the Contract.

7.2 Warranty

(a)

For a period of one (1) year after delivery of a Product, the Seller warrants that such Product shall: i) be free from defects, including latent defects, in design, material and workmanship applicable thereto; ii) conform in all material

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

respects to specifications, if any, and Quality Criteria; iii) be new, unused and not contain used or repaired parts; iv) be free and clear of all liens, claims, encumbrances and other restrictions; v) be merchantable as goods of that kind; and vi) not violate or infringe any property rights, including intellectual property rights, of any person or entity.

(b)	Should the Products fail to meet warranties given in Article 7.2(a), the Seller shall, as LGIT requests, replace or provide a refund for the defective Products in question subject to the replacement ratio set forth in Article 7.1. LGIT reserves the right to suspend payment for such defective Products concerned until such non-compliance has been rectified or eliminated.

7.3 Epidemic Defect

If more than [***] of the aggregate of any Product delivered to LGIT during any thirty (30) days period fails to meet any of the Product warranties given in Article 7.2(a), as measured in accordance with LGIT’s testing and evaluation processes (“Epidemic Defect”), the Seller and LGIT shall immediately cooperate to find appropriate countermeasures, and, LGIT may, at its sole option, in addition to and without any other rights or remedies that it may have at law or in equity, or pursuant to this Agreement, take any or all of the following action: (i) cancel or suspend any outstanding Contract for the affected Products; and (ii) return all affected Products, including any Products purchased hereunder that are compatible with or used in connection with the defective Products, and to the extent LGIT has paid the Seller for the returned Products, the Seller shall reimburse LGIT the price paid with interest and return costs for the Products, which shall be payable by the Seller within twenty (20) days after the receipt of the returned Products. In the event LGIT elects to cancel or suspend any Contract in accordance with this Article, and afterwards LGIT wishes to reinstate such Contract, then such Contract shall be automatically reinstated in accordance with the original terms and conditions of such Contract (including, without limitation, the applicable schedule but taking into consideration the period of time that such orders or deliveries were suspended) upon a written notice from LGIT to the Seller.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

7.4 Addition to statutory conditions

LGIT’s rights under this ARTICLE 7. INSPECTION, WARRANTY AND QUALITY are in addition to the statutory conditions implied in favor of LGIT by any governing laws.

ARTICLE 8. INDEMNIFICATION; LIMITATION OF LIABILITY

8.1 Indemnification

Seller shall defend, indemnify and hold LGIT and its officers, directors, contractor, agents and employees harmless from liability asserted by third parties (including all damages, losses, costs and attorneys fees) arising out of (i) infringement by the Products of any intellectual property rights of any third party, including but not limited to patent rights, trademark rights, copyrights or other proprietary rights, or (ii) the negligence or willful misconduct of Seller, or (iii) any breach of warranties, or (iv) any claim based on the death or bodily injury to any person, destruction or damage to property, or contamination of the environment to the extent caused by the Products, and Seller shall have no obligation to indemnify LGIT for any claim or damage resulting from the modification of the Products by LGIT. Should the use of any Products by LGIT. its subcontractors, or customers be enjoined, be threatened by injunction, or be the subject of any legal proceeding related to or alleging the Product’s infringement of any patent or other intellectual property rights, Seller shall, at its sole cost and expense, either (a) substitute fully equivalent non-infringing Products; (b) modify the Products so that they no longer infringe but remain fully equivalent in quality, performance and functionality; (c) obtain for LGIT, its subcontractors, or customers the right to continue using the Products; or (d) if none of the foregoing is possible, refund all amounts paid for the infringing Products.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

8.2 Indemnification procedures

(a)	Promptly, upon becoming aware of any matter which is subject to the Article 8.1, (a “Claim”), the party seeking indemnification (the “Indemnified Party”) must give notice of the Claim to the other party (the “Indemnifying Party”), accompanied by a copy of any written documentation regarding the Claim received by the Indemnified Party.

(b)	The Indemnifying Party will, at its option, settle or defend, at its own expense and with its own counsel, the Claim. The Indemnifying Party will not enter into any settlement that imposes any liability or obligation on the Indemnified Party without the Indemnified Party’s prior written consent. The parties will cooperate in the settlement or defense and give each other full access to all relevant information.

(c)	The Indemnifying Party will reimburse the Indemnified Party on demand for all damages, costs and expenses incurred by the Indemnified Party in defending or settling the Claim.

8.3 Limitation of Liability

NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR EACH PARTY’S OBLIGATIONS UNDER SECTIONS 3.2, 8.1, 9.1, 9.2, 9.4 AND SCHEDULE B, (I) EACH PARTY’S MAXIMUM AGGREGATE LIABILITY IN CONNECTION WITH THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY WILL IN NO EVENT EXCEED THE TOTAL COMPENSATION PAID OR PAYABLE BY LGIT TO THE SELLER UNDER THIS AGREEMENT, AND (II) NEITHER PARTY SHALL BE

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, ANY LOST PROFITS OR BUSINESS INTERRUPTION COSTS, EVEN IF SUCH PARTY OR ITS AUTHORIZED REPRESENTATIVE (A) HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR (B) SHOULD HAVE OR COULD HAVE REASONABLY FORESEEN THE OCCURRENCE OF SUCH DAMAGES.

ARTICLE 9. OTHER TERMS

9.1 Use of intellectual property

Neither this Agreement nor the delivery of any Product hereunder shall be construed as granting either by estoppel or otherwise, any right in or license under (i) any present or future data, drawings, plans or ideas or methods disclosed in this Agreement, or (ii) any invention, patent, copyright, trade secret or other intellectual property right now or hereafter owned or controlled by either party. LGIT may not use any trademark, trade name, service mark or business name used or claimed by the Seller (whether or not registered), either separately or in conjunction with other words or marks, in LGIT’s firm name or any trade name except with the Seller’s prior written approval. If, after such approval, the Seller should at any time so request, LGIT shall promptly discontinue such use and take all steps necessary or appropriate in the opinion of the Seller to eliminate such trademark, trade name, service mark or business name usage. If the Seller intends to use any trademark, trade name, service mark or business name of LGIT, prior to use, the Seller shall inform LGIT of the manner of such use, and submit a sample of any materials bearing the trademark, trade name, service mark or business name for prior inspection and approval by LGIT. If, after such approval, LGIT should at any time so request, the Seller shall promptly discontinue such use and take all steps necessary or appropriate in the opinion of LGIT to eliminate such trademark, trade name, service mark or business name usage.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

9.2 LGIT’s property

Materials, equipment, tools, dies, moulds, copyright, design rights or any other forms of intellectual property rights in all drawings, specifications and data supplied by LGIT to the Seller shall at all time be and remain exclusive property of LGIT but shall be held by the Seller in safe custody at its own risk and maintained and kept in good condition by the Seller until returned to LGIT and shall not be disposed of other than in accordance with LGIT’s written instructions, not shall such items be used otherwise than authorized by LGIT in writing. To the extent that this Agreement contemplates the production of Product utilizing copyrights, trademarks, servicemarks, tradedress, or other intellectual property supplied to Seller by, or on behalf of, LGIT (collectively, the “Intellectual Property”), LGIT represents and warrants that LGIT is either the owner or the authorized licensee of such Intellectual Property, but in either case has the free and unencumbered right to utilize such Intellectual Property in the manner contemplated by ultimate utilization of the Product. Such representation and warranty shall survive the manufacture and delivery of the Product. LGIT hereby agrees to indemnify and hold Seller, its shareholders, officers, directors, agents, servants, employees, and each of their respective affiliates, harmless from and against any and all damages, losses and costs of defense (including reasonable counsel fees) arising out of the breach of such representation and warranty.

9.3 Access to premises

The Seller will give LGIT reasonable access, during normal business hours and upon at least five (5) days’ prior written notice, to non-proprietary areas of both sites and buildings that conduct manufacturing activities, for the sole purpose of permitting LGIT to verify that the Seller is in adherence with this Agreement, and only to the extent necessary for such purpose. Any such visit and access will be reasonable in terms of scope and duration.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

9.4 Confidentiality

The parties’ confidentiality and related obligations are set forth in Schedule B.

ARTICLE 10. TERM AND TERMINATION

10.1 Term

The term of this Agreement shall be from April 1, 2012 to December 31, 2012. The terms of this Agreement remain in effect for any Contract that is outstanding at the time of expiration or termination of the Agreement.

10.2 Termination for breach

This Agreement may be terminated by a notice in writing with immediate effect, without prior recourse to any judicial or other authority, given by the other party to the defaulting party if the party commits a breach or repudiation of its obligations under this Agreement and fails to cure such breach within 30 days from notice of the other party.

10.3 Termination for financial instability

This Agreement may be terminated by a notice in writing with immediate effect, without prior recourse to any judicial or other authority, given by the other party to the party in question upon the occurrence of any of the following events:

(a)	the party becomes bankrupt, insolvent, or has its business placed in the hand of a receiver, assignee or trustee, whether by voluntary act or otherwise; or

(b)	the party enters into an arrangement for the benefit of its creditors on account of such party’s inability to make any required payments to such creditors; or

(c)

an order is made or a resolution is passed for the winding up of the other party, or an order is made for the appointment of an administrator to manage the affairs, business and property of the other party, or such an administrator is appointed, or documents are filed with the court for the appointment of an administrator, or notice of intention to appoint an administrator is given by the

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

other party or its directors or by a qualifying charge holder, or a receiver is appointed of any of the other party’s assets or undertaking, or circumstances arise which entitle the court or a creditor to appoint a receiver or manager or which entitle the court to make a winding-up order, or the other party takes or suffers any similar or analogous action in consequence of the debt; or

(d)	the party suffers severe financial distress or execution of the like levied upon any of its goods or effects; or

(e)	the party ceases, or threatens to cease, to carry on business.

ARTICLE 11. GOVERNING LAW AND SETTLEMENT OF DISPUTE

11.1 Governing law

This Agreement shall be interpreted and governed by the laws of the State of New York, USA.

11.2 Settlement of dispute

All disputes, controversies or disagreements which may arise between the parties, in relation to or in connection with this Agreement, or for the breach hereof shall be finally settled by arbitration. The arbitration shall be conducted by three (3) arbitrators in Hong Kong, in accordance with the arbitration rules of the International Chamber of Commerce. The award rendered by the arbitrators shall be final and binding upon both parties.

11.3 Waiver of jury

Each party, to the extent permitted by law, knowingly, voluntarily, and intentionally waives, its right to a trial by jury in any action or other legal proceeding arising out of or relating to this Agreement and the transactions it contemplates. This waiver applies to any action or legal proceeding, whether sounding in contract, tort, or otherwise. Each party acknowledges that the provisions of this Article are a material consideration in executing and delivering this Agreement and consummating the transaction it contemplates.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

11.4 Waiver of discovery

Each party, to the extent permitted by law, knowingly, voluntarily, and intentionally waives, discovery in any action or other legal proceeding arising out of or relating to this Agreement and the transactions it contemplates. This waiver applies to any action or legal proceeding, whether sounding in contract, tort, or otherwise. Each party acknowledges that the provisions of this Article are a material consideration in executing and delivering this Agreement and consummating the transaction it contemplates. Notwithstanding the foregoing, prior to the arbitration hearing each party will, among other things, produce a list of witnesses and the projected testimony of such witnesses. Prior to the arbitration hearing, each party will produce any experts’ reports it intends to use in such hearing, and the opposing party will be entitled to depose such experts prior to the hearing.

11.5 Exclusion of CISG

The United Nations Convention on Contracts for the International Sale of Goods is expressly and entirely excluded.

ARTICLE 12. MISCELLANEOUS PROVISIONS

12.1 Notice

Any notice required or permitted to be given hereunder shall be in writing, and may be given by personal service, registered airmail, or facsimile if confirmed on the same day in writing by registered airmail, with postage prepaid to the following addresses:

To LGIT

CC:	Address:

Telephone:	Fax:

To Seller

CC:	Address:

Telephone:	Fax:

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

Any notice so given shall be deemed to be received, if sent by airmail, upon receipt or ten (10) days after posting, whichever is earlier, or if sent by facsimile, twenty-four (24) hours after dispatch.

12.2 Survival

The parties’ rights and obligations which, by their nature, would continue beyond the termination, cancellation, or expiration of this Agreement, including but not limited to those rights and obligations of the parties set forth in ARTICLE 7. INSPECTION, WARRANTY AND QUALITY, ARTICLE 8. INDEMNIFICATION, ARTICLE 9. OTHER TERMS and ARTICLE 11. GOVERNING LAW AND SETTLEMENT OF DISPUTE will survive such termination, cancellation or expiration.

12.3 Entire agreement

This Agreement constitutes the final agreement between the parties. It is the complete and exclusive expression of the parties’ agreement on the matters contained in this Agreement. All prior and contemporaneous negotiations and agreements between the parties on the matter contained in this Agreement are expressly merged into and superseded by this Agreement. The provisions of this Agreement may not be explained, supplemented, or qualified through evidence of trade usage or a prior course of dealings. In entering into this Agreement, neither party has relied upon any statement, representation, warranty, or agreement of the other party except for those expressly contained in this Agreement. There are no conditions precedent to the effectiveness of this Agreement. Notwithstanding the foregoing, the Memorandum of Understanding, effective as of February 3, 2012, by and between LGIT and Seller shall remain in full force and effect.

12.4 Assignment

No party may assign any of its rights under this Agreement voluntarily or involuntarily without the prior written consent of the other party, provided however, that LGIT reserves the right to assign its rights to any lender providing financing. No party may delegate any performance under this Agreement voluntarily or involuntarily. Any purported assignment of rights or delegation of performance in violation of this Article is void.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

12.5 Amendment

The parties may not amend this Agreement, including the Schedules and Attachments hereto, except by an express written agreement of the parties that is signed by the parties.

12.6 Waiver

No failure or delay in i) exercising any right or remedy; or ii) requiring the satisfaction of any condition under this Agreement, and no course of dealing between the parties, operates as a waiver or estoppel of any right, remedy or condition. A waiver made in writing on one occasion is effective only in that instance and only for the purpose that it is given and is not to be construed as a waiver on any future occasion or against any other person. To the extent any course of dealing, act, omission, failure or delay in exercising any right or remedy under this Agreement constitutes the election of an inconsistent right or remedy, that election does not i) constitute a waiver of any right or remedy; or ii) limit or prevent the subsequent enforcement of any contract provision. No single or partial exercise of any right or remedy under this Agreement precludes the simultaneous or subsequent exercise of any other right or remedy. The rights and remedies of the parties set forth in this Agreement are not exclusive of, but are cumulative to, any rights or remedies now or subsequently existing at law, in equity, or by statute.

12.7 Severability

If any one or more of the provisions contained in this Agreement shall be declared invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired, and in such case, the parties hereto oblige themselves to reach the purpose of the invalid provision by a new, valid and legal stipulation.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

12.8 Headings

The headings herein are included for the purposes of convenience only and do not affect the construction or interpretation of any provision of this Agreement.

12.9 Counterparts

This Agreement may be executed in any number of counterparts. Any single counterpart or set of counterparts signed by the parties hereto shall constitute one original agreement for all purpose.

12.10 Language

For the purpose of communication, this Agreement may be translated into another language, but this Agreement, which is executed in the English language, shall be only binding version.

12.11 Force majeure

Neither party shall be liable to the other party for non-performance or delay in performance of any of its obligation under this Agreement due to causes reasonably beyond its control including, but not limited to, fire, flood, epidemic, natural disasters, unavoidable accidents, governmental regulations, war, riots and insurrections, provided, however, that strikes, lock-out, labor trouble, other industrial disturbances and lack of raw materials are expressly excluded. The list of force majeure events set forth in the previous sentence is not exhaustive, and the principle of ejusdem generis is not to be applied in determining whether a particular act or event qualifies as a force majeure event. Upon the occurrence of such a force majeure condition, the affected party shall immediately notify the other party with as much detail as possible and shall promptly inform the other party of any further developments. Immediately after the cause is removed, the affected party shall perform such obligations as promptly as practicable. Should any event of force majeure continue for fifteen (15) days or more, one party may terminate this Agreement upon notice to the other party.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

12.12 Subcontracting

The Seller will not subcontract any of its obligations under this Agreement without LGIT’s prior written consent except that Seller may subcontract certain performance obligations hereunder to Rubicon Sapphire Technology (Malaysia) Sdn Bhd. The Seller retains responsibility for all services subcontracted hereunder and will indemnify LGIT against any liability caused by the acts or omissions of Seller’s subcontractors.

(intentionally blank below)

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement in duplicate to be executed by their duly authorized representatives.

LG Innotek Co., Ltd.		Rubicon Technology, Inc.

By:	/s/ Sung Bum Kim	By:	/s/ Raja M. Parvez
	(I have the authority to bind the corporation)		(I have the authority to bind the corporation)

Name:	Sung Bum Kim	Name:	Raja M. Parvez
	(Print or Type)		(Print or Type)
Title:	Vice President	Title:	President
	(Print or Type)		(Print or Type)

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

Schedule A: Products

Products: Exclusively [***] as more fully described in the Products Specifications section below and per Attachment A. No other products are included under this Agreement, and the sale and purchase of any other products will require negotiation, terms and agreement between the parties.

Product Specifications: See Attachment A

Sale and Purchase Volume Requirements:

The Seller agrees to supply and LGIT agrees to purchase the Products totaling [***] wafers in total over the term of this Agreement, to be shipped to LGIT in accordance with the delivery schedule specified in the Order issued by LGIT, which will be based on the quantities provided in the table below, at or before the end of each month for the period of April 1, 2012 through December 31, 2012.

Period	2012
	April	May	June	July	August	September	October	November	December
Quantity	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Price (per wafer)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

Attachment A: Product Specifications

[***]

[***]

[***]

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

Schedule B: Confidentiality

1.1	Parties under this Agreement intend to exchange certain information they consider to be Confidential Information regarding this Agreement (“Purpose”).

1.2	The intent of the parties is to protect the Confidential Information which either party elects to disclose, but not to obligate either party to disclose any Confidential Information.

2.1	“Confidential Information” means any information, including, without limitation, any information, technical data or know-how relating to discoveries, ideas, inventions, concepts, software, equipment, designs, drawings, specifications, technique processes, systems, models, data, source code, object code, documentation, diagrams, flow charts, research, development, business plans or opportunities, products, projects or products under consideration, procedures, and information related to finances, costs, prices, suppliers, vendors, customers and employees which is disclosed by the disclosing party in connection with the Purpose whether before, on or after the date hereof, directly or indirectly, in writing, orally or by drawings or inspection of equipment or software, to the receiving party or any of its employees or agents. If Confidential Information is disclosed in writing, in a drawing or in any other tangible form, such Confidential Information must be clearly marked as “Confidential” or with a similar legend at the time of disclosure. Confidential Information disclosed orally or in any other intangible form shall be identified orally as being confidential at the time of disclosure and confirmed in writing by the disclosing party within thirty (30) days after such disclosure by submitting a letter summarizing such Confidential Information and manifesting its confidentiality to the receiving party.

2.2	Confidential Information does not include any of the following: (a) information that is or becomes part of the public domain without violation of this Agreement by the receiving party; (b) information that was known to or in the possession of the receiving party on a non-confidential basis prior to the disclosure thereof to the receiving party by the disclosing party, as evidenced by written records; (c) information that was developed independently by the receiving party, without use of or reference to the Confidential Information, as established by written evidence; or (d) information that is disclosed to the receiving party by a third party under no obligation of confidentiality to the disclosing party and without violation of this Agreement by the receiving party. The burden of proving that information may be disclosed because it does not fall within the definition of Confidential Information shall be on the receiving party.

3.1	The receiving party agrees that, unless the disclosing party gives its prior written authorization, it shall: (a) not use the Confidential Information for any other purpose other than for the Purpose; (b) not disclose any Confidential Information to any third party except those directors, officers and employees of the receiving party who are required to have such Confidential Information in order to carry out the Purpose and who have signed a non-use and non-disclosure agreement or have agreed upon corporate confidentiality rules in content similar to the provisions hereof; and (c) not print, copy, adopt, modify, store, decompile, disassemble or reverse engineer/translate any items or discover the source code or trade secrets thereof that constitute Confidential Information other than as required for the Purpose.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

3.2	The receiving party shall prevent the unauthorized use, disclosure, dissemination or publication of the Confidential Information with the same degree of care that the receiving party uses to protect its own confidential information of a similar nature, but no less than a reasonable degree of care. The receiving party agrees to notify the disclosing party in writing of any misuse or misappropriation of the disclosing party’s Confidential Information which may come to the receiving party’s attention.

4.1	If the receiving party becomes legally obligated to disclose Confidential Information by any governmental entity with jurisdiction over it (including, without limitation, pursuant the rules and regulations promulgated by the Securities and Exchange Commission or any national stock exchange on which any of the party’s securities are traded), prior to such disclosure, the receiving party shall give the disclosing party prompt written notice of such obligations sufficient to allow the disclosing party the opportunity to pursue its legal and equitable remedies regarding such potential disclosure. The receiving party agrees to: (a) assert the confidential nature of the Confidential Information to the governmental entities; (b) disclose only such information as is required to be disclosed by law; (c) use its commercially reasonable efforts to obtain confidential treatment for any Confidential Information that is so disclosed; and (d) provide reasonable assistance to the disclosing party in protecting such disclosure.

5.1	The obligation of the receiving party to protect the Confidential Information under this Agreement shall survive for a period of three (3) years from the expiration or termination of this Agreement.

5.2	The receiving party shall: (a) promptly return all originals, copies, reproductions and summaries of the Confidential Information furnished by the disclosing party upon the written request of the disclosing party or after termination or expiration of this Agreement; and/or (b) at the disclosing party’s option, destroy or delete the same. In the event of such destruction or deletion, the receiving party shall certify in writing to the disclosing party, within ten (10) days, that such destruction or deletion has been accomplished.

6.1	The parties understand and agree that the disclosing party has not made or shall not make any representation or warranty as to the accuracy or completeness of the Confidential Information, and that the disclosing party shall not have any liability resulting from the use of the Confidential Information by the receiving party.

6.2	Neither the execution of this Agreement nor the furnishing of any Confidential Information hereunder shall be construed by the receiving party as granting any license or any other rights other than as set forth herein under any trade secrets, copyrights or patents now or hereafter owned by or controlled by the disclosing party, or under any trade secrets, copyrights or patents in which the disclosing party is now licensed.

6.3	This Agreement shall not be construed by either party in any manner to be an obligation to enter into a subsequent agreement of any kind, or to result in: (a) any claim of obligation to enter into a subsequent agreement of any kind; or (b) any claim for reimbursement of costs or payment for any efforts expended hereunder.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.